PNC Bank, N.A.
Pittsburgh, PA 15265



EXTENSION LETTER                  PNC BANK

March 23, 2000
II-VI Incorporated
375 Saxonburg Boulevard
Saxonburg, Pennsylvania 16056
Attention:  James Martinelli
            Treasurer and Chief Financial Officer

Re:   Extension of Expiration Date for $15,000,000 Committed
      Line of Credit

Ladies and Gentleman:

Pursuant to your request, we hereby agree to extend the Expiration
Date (as such term is defined in that certain Amended and Restated Letter Agreement between us, dated March 26, 1999 (the "Credit Agreement")) from its current date of March 25, 2000 to March 24, 2001, effective on March 26, 2000. All other terms and conditions of the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) shall remain in full force and effect and are hereby ratified and reaffirmed.

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION

By:    /s/ Enrico Della Corna
   ----------------------------------
   Enrico Della Corna, Vice President

The foregoing terms are hereby agreed to and accepted as of the date of this letter.

II-VI INCORPORATED

By:   /s/ Francis J. Kramer
   -------------------------------------
   Francis J. Kramer,
   President and Chief Operating Officer

Cc:	II-VI Delaware, Incorporated, Guarantor
	VLOC Incorporated, Guarantor